UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 18, 2017
Crown Castle International Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-16441	76-0470458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1220 Augusta Drive, Suite 600 Houston, TX		77057
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (713) 570-3000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 - SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The annual meeting ("Annual Meeting") of stockholders of Crown Castle International Corp. ("Company") was held on May 18, 2017, at which meeting the Company’s stockholders (1) elected each of the eleven nominees for director, to serve until the Company’s next Annual Meeting and until their respective successors are duly elected and qualified, (2) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for fiscal year 2017, (3) approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as described in the Company’s Proxy Statement for the Annual Meeting, and (4) approved a stockholder proposal regarding proxy access. The final voting results for each proposal submitted to a vote are set forth below:

1) Election of directors:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
P. Robert Bartolo	313,693,843	1,677,837	375,175	19,165,991
Jay A. Brown	312,952,840	2,489,937	304,078	19,165,991
Cindy Christy	314,109,761	1,270,216	366,878	19,165,991
Ari Q. Fitzgerald	309,975,626	4,903,242	867,987	19,165,991
Robert E. Garrison II	311,968,357	3,402,237	376,261	19,165,991
Lee W. Hogan	310,661,518	4,757,052	328,285	19,165,991
Edward C. Hutcheson, Jr.	311,691,419	3,723,186	332,250	19,165,991
J. Landis Martin	305,289,674	9,188,758	1,268,423	19,165,991
Robert F. McKenzie	310,507,484	4,909,515	329,856	19,165,991
Anthony J. Melone	313,703,572	1,657,432	385,851	19,165,991
W. Benjamin Moreland	300,389,417	15,043,365	314,073	19,165,991

2) The ratification of appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for fiscal year 2017:

Votes For	Votes Against	Abstentions	Broker Non-Votes
334,149,760	423,529	339,557	0

3) The non-binding, advisory vote regarding the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
311,846,933	3,430,145	469,777	19,165,991

4) Stockholder proposal regarding proxy access:

Votes For	Votes Against	Abstentions	Broker Non-Votes
272,838,501	42,227,024	681,330	19,165,991

ITEM 7.01 - REGULATION FD DISCLOSURE

On May 18, 2017, the Company issued a press release noting that the Company’s Board of Directors has declared a quarterly dividend of $0.95 per share of Company common stock, par value $0.01 per share, payable on June 30, 2017 to stockholders of record at the close of business on June 16, 2017. The May 18, 2017 press release is furnished herewith as Exhibit 99.1.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

As described in Item 7.01 of this Report, the following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit No.     Description

99.1        Press Release dated May 18, 2017

The information in Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INTERNATIONAL CORP.
By:	/s/ Kenneth J. Simon
	Name:	Kenneth J. Simon
	Title:	Senior Vice President and General Counsel
Date: May 18, 2017

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated May 18, 2017